UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07532

PIMCO Municipal Advantage Fund Inc.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2007

Date of reporting period: April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory,disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO SHAREHOLDERS.

PIMCO Municipal Advantage Fund Inc. (formerly Municipal Advantage Fund Inc.) S e m i - A n n u a l R e p o r t A p r i l 3 0 , 2 0 0 7

Contents

Letter to Shareholders	1

Performance & Statistics	2

Schedule of Investments	3–8

Statement of Assets and Liabilities	9

Statement of Operations	10

Statement of Changes in Net Assets	11

Notes to Financial Statements	12–14

Financial Highlights	15

Shareholder Meetings Results	16

Matters Relating to the Directors’ Consideration
of the Portfolio Management Agreement	17–18

PIMCO Municipal Advantage Fund Inc. Letter to Shareholders

June 8, 2007

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the PIMCO Municipal Advantage Fund Inc. (the “Fund”) for the six-months ended April 30, 2007.

The bond market delivered positive returns during the period as economic growth moderated, although a correction in the housing market caused some weakness for bonds. The Federal Reserve left the Federal Funds rate unchanged at 5.25% through the period as inflation levels continued to track somewhat higher than the central bank’s stated comfort level.

For specific information on the Fund and its performance during the reporting period, please review the following pages.

Please note that on April 2, 2007, the Fund’s Board of Directors announced that the name of the Fund would be changed from Municipal Advantage Fund Inc. to PIMCO Municipal Advantage Fund Inc. in order to reflect the appointment of Pacific Investment Management Company LLC (“PIMCO”) as the Fund’s sub-adviser.

If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and PIMCO, the Fund’s sub-adviser, we thank you for investing with us.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & Chief Executive Officer

| 4.30.07 | PIMCO Municipal Advantage Fund Semi-Annual Report 1

PIMCO Municipal Advantage Fund Inc. Performance & Statistics
April 30, 2007 (unaudited)

  PIMCO Municipal Advantage Fund returned 1.03% on net asset value (NAV) and 6.59% at market price for the six months ended April 30, 2007.

  Municipal bond yields increased for the six months during a period of record new issue supply.

  Interest rates for Treasuries and LIBOR (London Inter-bank Offered Rate) swaps were mixed for the six months, with rates decreasing for bonds maturing 7 years and shorter; and increasing for bonds with longer maturities.

  Municipal bond issuance increased from the previous six month period. For the six months ended April 30, supply levels were at a record $228 billion, 14% higher than the previous six month period in 2006.

  The municipal yield curve continued to flatten over the period: 10-year, 20-year and 30-year maturity AAA General Obligation yields increased 11, 7, and 2 basis points, respectively.

  Municipal to Treasury yield ratios ended the six month period with 10-year ratios at 81.1% and 30-year ratios at 84.9%.

  Long municipals underperformed long Treasuries and the taxable debt sector; the Lehman Long Municipal Bond Index returned 1.98%, while the Long Government/Credit and the Long Lehman Treasury Indices returned 2.02% and 1.59%, respectively for the six months ended April 30, 2007.

  Tobacco securitization sector holdings performed well due to favorable news related to underlying tobacco companies and the advance refunding of older higher cost debt.

  An overweighting to revenue bonds and credits within California helped performance as they performed better than General Obligation bonds and the National market. Revenue bonds returned 1.74% for the six month period versus 1.53% for General Obligation bonds, while credits within California returned 1.70% versus the Muni Bond Index return of 1.59%.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
Six Months	6.59%	1.03%
1 year	15.88%	6.51%
5 years	7.63%	5.74%
10 years	7.50%	6.11%

Common Share Market Price/NAV Performance: Commencement of Operations (4/30/93) to 4/30/07	Market Price/NAV:
	Market Price	$13.73
	NAV	$14.60
	Discount to NAV	(5.96)%
	Market Price Yield(2)	3.50%

	Moody’s Ratings (as a % of total investments)

(1)

Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at April 30, 2007.

2 PIMCO Municipal Advantage Fund Semi-Annual Report | 4.30.07 |

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2007 (unaudited)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value
MUNICIPAL BONDS & NOTES—100.0%
	Alabama—1.5%
$1,600	Huntsville-Redstone Village, Special Care Facs. Rev.,
	5.50%, 1/1/43	NR/NR	$1,583,568
1,000	Montgomery Medical Clinic Board Health Care Fac. Rev.,
	4.75%, 3/1/26	Baa2/BBB-	972,040
			2,555,608
	Arizona—0.8%
650	Pima Cnty., Industrial Dev. Auth., Education Rev.,
	6.375%, 6/1/36	NR/NR	681,915
700	State Health Facs. Auth.,Rev., 5.20%, 10/1/37	NR/NR	704,424
			1,386,339
	California—14.5%
1,000	Foothill/Eastern Corridor Agcy., Toll Rd. Rev.,
	5.75%, 1/15/40	Baa3/BBB-	1,046,060
2,000	Golden State Tobacco Securitization Corp. Rev.,
	5.00%, 6/1/33, Ser. A1	Baa3/BBB	1,991,240
1,000	Los Angeles Unified School Dist., GO,
	5.75%, 7/1/16 (MBIA)	Aaa/AAA	1,151,820
1,400	Sacramento Muni. Utility Dist., Electric Rev.,
	5.75%, 7/1/18, Ser. K (AMBAC)	Aaa/AAA	1,627,108
	State, GO,
2,000	5.00%, 5/1/16	A1/A+	2,144,740
7,000	5.125%, 11/1/24	A1/A+	7,422,310
1,000	State Dept. Water Res. Power Supply Rev.,
	5.50%, 5/1/16, Ser. A (AMBAC)
	(Pre-refunded @ $101, 5/1/12) (a)	Aaa/AAA	1,094,160
1,000	State Health Facs. Financing Auth. Rev., 5.00%, 3/1/33	NR/A	1,017,650
7,000	State Housing Finance Agcy. Rev., 4.95%, 8/1/36, Ser. A	Aa3/AA-	7,078,890
			24,573,978
	Colorado—3.5%
500	Confluence Metropolitan Dist. Tax Rev., 5.40%, 12/1/27	NR/NR	504,795
1,500	Denver Convention Center, Auth. Rev., 5.00%, 12/1/21,
	Ser. A (XLCA) (Pre-refunded @ $100, 12/1/13) (a)	Aaa/AAA	1,611,195
1,600	Madre Metropolitan Dist., GO, 5.50%, 12/1/36, Ser. A	NR/NR	1,614,144
575	State Educational & Cultural Facs. Auth. Rev.,
	5.75%, 12/1/37	NR/NR	594,786
	State Health Facs. Auth. Rev.,
950	5.25%, 7/1/27	NR/NR	952,432
650	5.30%, 7/1/37	NR/NR	651,618
			5,928,970

| 4.30.07 | PIMCO Municipal Advantage Fund Semi-Annual Report 3

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2007 (unaudited) (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value
	District of Columbia—1.3%
	State, GO (MBIA),
$ 725	5.25%, 6/1/27, Ser. A,	Aaa/AAA	$741,537
375	5.25%, 6/1/27
	(Pre-refunded @ $101, 6/1/08) (a)	Aaa/AAA	385,035
1,000	World Wildlife Fund, 6.00%, 7/1/18, Ser. A, (AMBAC)	Aaa/AAA	1,074,230
			2,200,802
	Florida—4.4%
1,355	Highlands Cnty., Health Facs. Auth. Rev., 5.375%, 11/15/35
	(Pre-refunded @ $100, 11/15/13) (a)	A2/NR	1,475,920
1,500	Lee Cnty., Industrial Dev. Auth. Rev.,
	5.375%, 6/15/37, Ser. A	NR/BB	1,520,370
4,275	Miami-Dade Cnty., Expressway Auth. Toll System Rev.,
	5.00%, 7/1/29, Ser. B (FGIC)	Aaa/AAA	4,484,603
			7,480,893
	Georgia—5.0%
1,000	Atlanta Dev. Auth. Rev., 5.25%, 7/1/12, Ser. A	A3/NR	1,038,500
2,350	Atlanta Water & Wastewater Rev., 5.00%, 11/1/37 (FSA)	Aaa/AAA	2,468,369
2,000	Chatham Cnty. Hosp. Auth. Rev., 5.75%, 1/1/29	Baa1/BBB+	2,167,680
1,750	Cherokee Cnty. Water & Sewer Auth. Rev.,
	5.50%, 8/1/23 (MBIA)	Aaa/AAA	2,014,302
750	Medical Center Hosp. Auth. Rev., 5.25%, 7/1/37	NR/NR	760,987
			8,449,838
	Hawaii—2.5%
1,000	State Airport System Rev., 5.75%, 7/1/21, Ser. A (FGIC)	Aaa/AAA	1,062,830
3,000	State Dept. of Budget & Finance Rev.,
	5.75%, 12/1/18, Ser. B (AMBAC) (b)	Aaa/AAA	3,156,180
			4,219,010
	Illinois—7.4%
1,145	Chicago O’ Hare Intl. Airport Rev.,
	5.50%, 1/1/15 (AMBAC)	Aaa/AAA	1,218,566
1,800	Chicago School Board of Education Reform, GO,
	5.25%, 12/1/21, Ser. A (FGIC)	Aaa/AAA	2,027,610
1,000	Chicago Wastewater Transmission Rev.,
	6.00%, 1/1/17 (MBIA)
	(Pre-refunded @ $101, 1/1/10) (a)	Aaa/AAA	1,066,960
1,000	Chicago Water Rev., 5.25%, 11/1/17 (FGIC)	Aaa/AAA	1,027,000
1,100	McHenry & Lake Cntys., Cmnty. High School Dist., GO,
	5.125%, 1/1/19 (FGIC)
	(Pre-refunded @ $100, 1/1/11) (a)	Aaa/NR	1,153,273
5,000	Metropolitan Pier & Exposition Auth. Rev., Zero Coupon,
	6/15/36 (MBIA)	Aaa/AAA	1,371,900
	Regional Transmission Auth., (FGIC)
1,005	5.50%, 6/1/16, Ser. B	Aaa/AAA	1,127,158
2,000	6.00%, 6/1/23	Aaa/AAA	2,436,300

4 PIMCO Municipal Advantage Fund Semi-Annual Report | 4.30.07 |

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2007 (unaudited) (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value
	Illinois (continued)
$1,000	State Health Facs. Auth. Rev., Centegra Health System,
	5.25%, 9/1/24	NR/A-	$1,018,330
			12,447,097
	Indiana—0.6%
1,000	Indianapolis Local Public Impt. Board,
	5.00%, 2/1/17, Ser. C	Aa1/AAA	1,019,010
	Iowa—0.6%
250	Coralville Urban Renewal Tax Allocation,
	5.00%, 6/1/47, Ser. A	Baa1/NR	248,830
750	State Finance Auth. Rev., 5.50%, 11/15/37	Baa1/NR	768,060
			1,016,890
	Kansas—0.3%
500	Manhattan Kansas Health Care Fac. Rev., 5.125%, 5/15/37	NR/NR	500,180
	Kentucky—1.3%
2,125	Louisville & Jefferson Cnty. Regional Airport Auth.
	System Rev., 5.375%, 7/1/23, Ser. A (FSA) (b)	Aaa/AAA	2,235,670
	Maine—2.0%
3,320	State Housing Auth. Rev., 4.85%, 11/25/36	Aa1/AA+	3,324,515
	Maryland—0.2%
300	State Health & Higher Educational Facs. Auth. Rev.,
	5.30%, 1/1/37	NR/NR	308,412
	Massachusetts—5.3%
1,500	State, GO, 5.50%, 11/1/20, Ser. C
	(Pre-refunded @ $100, 11/1/12) (a)	Aa2/AA	1,628,655
350	State Dev.Finance Agcy. Rev., 5.25%, 10/1/37	NR/BBB-	356,738
1,000	State Health & Educational Facs. Auth. Rev.,
	5.125%, 7/1/19, Ser. B	Aa2/AA	1,029,220
90	State Water Pollution Abatement Trust,
	6.375%, 2/1/15, Ser.A	Aaa/AAA	90,182
5,500	State Water Res. Auth., 5.00%, 8/1/41, Ser. A	Aa2/AA	5,786,715
			8,891,510
	Michigan—5.0%
1,065	Bloomingdale Public School Dist. No. 16, GO,
	5.50%, 5/1/19 (Pre-refunded @ $100, 5/1/11) (a)	Aa3/AA	1,136,121
1,500	Garden City Hosp. Finance Auth. Rev., 5.00%, 8/15/38	NR/NR	1,495,185
2,000	Grand Valley State Univ. Rev., 5.50%, 2/1/18 (FGIC)	Aaa/AAA	2,207,840
	Kalamazoo Economic Dev. Corp. Rev.,
1,250	5.125%, 5/15/37	NR/NR	1,224,075
350	5.50%, 5/15/36	NR/NR	356,724
1,075	Lincoln School Dist., GO, 5.50%, 5/1/19
	(Pre-refunded @ $100, 11/1/11) (a)	Aa3/AA	1,155,044
850	Meridian Econmic Dev. Corp. Ltd. Oblig Rev.,
	5.25% 7/1/26	NR/NR	851,496
			8,426,485

| 4.30.07 | PIMCO Municipal Advantage Fund Semi-Annual Report 5

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2007 (unaudited) (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value
	Minnesota—0.8%
$ 825	Rochester Health Care & Housing Rev., 5.20%, 10/1/23	NR/NR	$825,388
500	St. Paul Housing & Redev. Auth Rev., 5.375%, 5/1/43	NR/NR	500,965
			1,326,353
	Nevada—0.8%
1,100	Clark Cnty. Park & Regional Justice Center, GO,
	5.50%, 11/1/17 (Pre-refunded @ $100, 11/1/09) (a)	Aa1/AA+	1,147,718
	State Housing Division Rev.,
15	5.65%, 4/1/22, Ser. A (b)	NR/AA	15,333
80	5.95%, 4/1/22 (b)	Aa2/AA	80,556
50	6.125%, 4/1/22, Ser. B-2 (FHA) (b)	Aa2/AA	51,322
15	6.20%, 4/1/17, Ser. B-1 (AMBAC)	Aaa/AAA	15,103
			1,310,032
	New Hampshire—0.0%
	State Housing Finance Auth., Single Family Rev. (b),
40	6.50%, 7/1/14, Ser. D	Aa2/NR	40,853
30	6.90%, 7/1/19, Ser. C	Aa2/NR	30,163
			71,016
	New Jersey—0.5%
750	Tobacco Settlement Financing Corp. Rev., 6.75%, 6/1/39
	(Pre-refunded @ $100, 6/1/13) (a)	Aaa/AAA	871,388
	New Mexico—5.0%
8,035	Albuquerque Lodger Tax Rev., 5.00%, 7/1/37, Ser. A (FSA)	Aaa/AAA	8,393,522
	New York—7.5%
250	Dutches Cnty. Industrial Dev Agcy Civic Fac. Rev,
	5.25%,1/1/37	NR/NR	252,493
500	Genesee Cnty., Industrial Dev. Agcy. Civic Fac. Rev.,
	5.00%, 12/1/27	NR/NR	496,800
5,300	New York City Municipal Water Finance Auth.,
	Water & Sewer System Rev., 5.00%, 6/15/38, Ser. D	Aa2/AA+	5,559,329
	State, GO,
1,250	5.00%, 11/1/34, Ser. D	A1/AA-	1,308,212
750	5.25%, 9/15/33, Ser. C	A1/AA-	796,620
1,000	5.50%, 9/15/19, Ser. C	A1/AA-	1,085,380
250	State Mortgage Agcy. Rev., 4.80%, 10/1/37, Ser. 130 (b)	Aa1/NR	250,645
2,825	Triborough Bridge & Tunnel Auth. Rev.,
	5.125%, 11/15/29, Ser. B	Aa2/AA-	2,974,358
			12,723,837
	North Dakota—0.2%
368	State Housing Finance Agcy. Rev., 5.50%, 7/1/18	Aa1/NR	372,162

6 PIMCO Municipal Advantage Fund Semi-Annual Report | 4.30.07 |

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2007 (unaudited) (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value
	Ohio—1.6%
$1,155	Akron Sewer System Rev., 5.25%, 12/1/18 (MBIA)	Aaa/NR	$1,237,941
405	Hamilton Cnty. Sales Tax, 5.25%, 12/1/32, Ser. B (AMBAC)	Aaa/NR	422,431
885	Summit Cnty., GO, 6.25%, 12/1/15 (FGIC)
	(Pre-refunded @ $101, 12/1/10) (a)	Aaa/AAA	967,243
			2,627,615
	Pennsylvania—2.0%
2,000	Allegheny Cnty. Hosp. Dev. Auth.Rev.,
	6.00%, 7/1/23, Ser. B (MBIA)	Aaa/AAA	2,414,040
845	South Wayne Cnty. Water & Sewer,
	5.95%, 10/15/13 (AMBAC) (b)	Aaa/AAA	941,507
			3,355,547
	South Dakota—0.5%
765	Heartland Consumers Power Dist. Rev., 7.00%, 1/1/16	Aaa/AAA	860,755
	Tennessee—1.5%
1,325	Blount Cnty. Health & Educational Facs. Board Rev.,
	5.125%, 4/1/23, Ser. A	NR/NR	1,321,370
960	Memphis-Shelby Cnty. Airport Auth. Rev.,
	6.25%, 3/1/15, Ser. D (AMBAC) (b)	Aaa/AAA	1,027,757
95	State Housing Dev. Agcy., 6.375%, 7/1/22 (b)	Aa2/AA	96,382
			2,445,509
	Texas—9.4%
	Corpus Christi, GO,
390	5.00%, 3/1/21, (FSA)	Aaa/AAA	405,834
610	5.00%, 3/1/21, (FSA) (Pre-refunded @ $100, 3/1/11) (a)	Aaa/AAA	637,645
1,700	Dallas, GO, 4.50%, 2/15/22	Aa1/AA+	1,718,156
3,400	Fort Bend Indpt. School Dist., GO, 5.25%, 8/15/18 (PSF)	NR/AAA	3,549,906
1,200	HFDC Center, Retirement Fac.Rev., 5.50%, 2/15/37	NR/NR	1,231,884
	Houston Water Conveyance System, CP, (AMBAC),
1,000	6.25%, 12/15/14, Ser. J	Aaa/AAA	1,151,600
1,400	7.50%, 12/15/15, Ser. H	Aaa/AAA	1,757,980
2,000	Richardson Hospital Auth. Rev., 6.00%, 12/1/19	Baa2/BBB	2,182,360
2,000	Texas Tech Univ. Rev., 5.50%, 8/15/18 (MBIA)
	(Pre-refunded @ $100, 2/15/12) (a)	Aaa/AAA	2,153,900
1,000	Univ. Houston Rev., 5.25%, 2/15/17 (MBIA)
	(Pre-refunded @ $100, 2/15/10) (a)	Aaa/AAA	1,040,430
			15,829,695
	Utah—0.0%
5	State Housing Finance Agcy., 6.35%, 7/1/11 (FHA)	Aaa/NR	5,099
	Virgina—1.0%
	Albemarbel Cnty., Industrial Dev. Auth. Rev.,
1,400	5.00%, 1/1/24	NR/NR	1,421,364
250	5.00%, 1/31/31	NR/NR	252,465
			1,673,829

| 4.30.07 | PIMCO Municipal Advantage Fund Semi-Annual Report 7

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2007 (unaudited) (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value
	Washington—6.4%
	Franklin Cnty. Public Utility Rev. (MBIA)
$ 105	5.625%, 9/1/15	Aaa/AAA	$112,775
900	5.625%, 9/1/15 (Pre-refunded @ $100, 9/1/11)	Aaa/AAA	968,769
1,000	Grant Cnty. Public Utility Dist. Rev.,
	4.75%, 1/1/38, Ser. B (FGIC) (b)	Aaa/AAA	1,005,690
1,500	Port Seattle Rev., 5.625%, 2/1/24, Ser.B (MBIA) (b)	Aaa/AAA	1,571,220
3,000	State, GO, Motor Vehicle Dept.,
	5.625%, 7/1/25, Ser. B (Pre-refunded @ $100, 7/1/10)	Aa1/AA	3,171,060
	State Housing Finance Commission., Rev.,
2,500	4.85%, 12/1/25 (FNMA) (b)	NR/NR	2,523,600
1,500	5.25%, 1/1/17, Ser. A	NR/NR	1,519,185
			10,872,299
	West Virginia—0.6%
1,000	Braxton Cnty. Solid Waste Disp. Rev., Weyerhaeuser Co.,
	6.125%, 4/1/26 (b)	Baa2/BBB	1,034,390
	Wisconsin—5.4%
300	Milwaukee Redev. Auth Rev., 5.50%, 8/1/22, Ser. A	NR/NR	300,672
1,000	State, GO, 5.00%, 5/1/37, Ser. C (MBIA) (b)	Aaa/AAA	1,031,450
900	State Health & Educational Facs. Auth Rev., 5.00%, 9/1/33	NR/BBB+	903,546
6,835	State Housing & Economic Dev. Auth., Rev.,
	4.875%, 3/1/36, Ser. C, (b)	Aa2/AA	6,874,370
			9,110,038
	Wyoming—0.6%
1,000	Student Loan Corp. Rev., 6.20%, 6/1/24, Ser. A	NR/AA	1,055,860

Total Investments (cost-$163,521,895)—100.0%			$168,904,153

Notes to Financial Statements:

(a)

Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

(b)	Subject to Alternative Minimum Tax.

Glossary:
AMBAC—insured by American Municipal Bond Assurance Corp
CP—Certificates of Participation
FGIC—insured by Financial Guaranty Insurance Co
FHA—insured by Federal Housing Administration
FSA—insured by Financial Security Assurance, Inc
GO—General Obligation Bonds
MBIA—insured by Municipal Bond Investors Assurance
NR—Not Rated
PSF—Public School Fund
XLCA—insured by XL Capital Assurance

8 PIMCO Municipal Advantage Fund Semi-Annual Report | 4.30.07 | See accompanying Notes to Financial Statements

PIMCO Municipal Advantage Fund Inc. Statement of Assets and Liabilities
April 30, 2007 (unaudited)
Assets:
Investments, at value (cost-$163,521,895)	$168,904,153
Interest receivable	2,521,703
Prepaid expenses	18,235
Total Assets	171,444,091

Liabilities:
Due to custodian from overdraft	736,081
Payable for investments purchased	9,273,458
Dividends payable to common and preferred shareholders	330,895
Investment management fee payable	79,159
Accrued expenses	81,570
Total Liabilities	10,501,163
Preferred Stock ($0.001 par value; $50,000 net asset and liquidation value per share
applicable to 1,100 shares issued and outstanding)	55,000,000
Net Assets Applicable to Common Shareholders	$105,942,928

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.001 per share, applicable to 7,257,093 shares issued and outstanding)	7,257
Paid-in-capital in excess of par	100,617,944
Undistributed net investment income	295,081
Accumulated net realized loss	(359,612)
Net unrealized appreciation of investments	5,382,258
Net Assets Applicable to Common Shareholders	$105,942,928
Net Asset Value Per Common Share	$14.60

See accompanying Notes to Financial Statements | 4.30.07 | PIMCO Municipal Advantage Fund Semi-Annual Report 9

PIMCO Municipal Advantage Fund Inc. Statement of Operations
Six months ended April 30, 2007 (unaudited)
Investment Income:
Interest	$ 3,728,971

Expenses:
Investment management fees	479,926
Auction agent fees and commissions	72,510
Custodian and accounting agent fees	39,895
Transfer agent fees	30,932
Shareholder communications	26,112
Audit and tax services	24,089
Legal fees	12,308
Directors’ fees and expenses	11,520
New York Stock Exchange listing fees	8,890
Investor relations	3,644
Insurance expense	2,409
Miscellaneous	6,697
Total expenses	718,932
Less: custody credits earned on cash balances	(18,017)
Net expenses	700,915

Net Investment Income	3,028,056

Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	70,401
Net change in unrealized appreciation/depreciation of investments	(987,753)
Net realized and change in unrealized loss on investments	(917,352)
Net Increase in Net Assets Resulting from Investment Operations	2,110,704

Dividends on Preferred Stock from Net Investment Income	(1,001,911)
Net Increase in Net Assets Applicable to Common Shareholders
Resulting from Investment Operations	$1,108,793

10 PIMCO Municipal Advantage Fund Semi-Annual Report | 4.30.07 | See accompanying Notes to Financial Statements

PIMCO Municipal Advantage Fund Inc.	Statement of Changes in Net Assets
Applicable to Common Shareholders

	Six Months
	Ended
	April 30, 2007	Year ended
	(unaudited)	October 31, 2006
Investment Operations:
Net investment income	$3,028,056	$5,886,638
Net realized gain (loss) on investments and futures contracts	70,401	(404,834)
Net change in unrealized appreciation/depreciation of investments
and futures contracts	(987,753)	2,791,903
Net increase in net assets resulting from investment operations	2,110,704	8,273,707
Dividends and Distributions on Preferred Stock from:
Net investment income	(1,001,911)	(1,820,690)
Net realized gains	—	(38,334)
Total dividends and distributions on preferred stock	(1,001,911)	(1,859,024)
Net increase in net assets applicable to common shareholders resulting
from investment operations	1,108,793	6,414,683
Dividends and Distributions to Common Shareholders from:
Net investment income	(1,741,702)	(4,063,971)
Net realized gains	—	(169,744)
Total dividends and distributions to common shareholders	(1,741,702)	(4,233,715)
Total increase (decrease) in net assets applicable to common shareholders	(632,909)	2,180,968

Net Assets Applicable to Common Shareholders:
Beginning of period	106,575,837	104,394,869
End of period (including undistributed net investment
income of $295,081 and $10,638, respectively)	$105,942,928	$106,575,837
Common Shares Issued/Reinvested	—	—

See accompanying Notes to Financial Statements | 4.30.07 | PIMCO Municipal Advantage Fund Semi-Annual Report 11

PIMCO Municipal Advantage Fund Inc. Notes to Financial Statements
April 30, 2007 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Municipal Advantage Fund Inc. (the “Fund”) was incorporated in the State of Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded insurance and financial services company. The Fund has 100 million shares of $0.001 par value common stock authorized.

The Fund invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Fund will be required to comply with the Interpretation by April 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the SFAS 157 against its current valuation policies to determine future applicability.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Directors. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is normally determined daily as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

12 PIMCO Municipal Advantage Fund Semi-Annual Report | 4.30.07 |

PIMCO Municipal Advantage Fund Inc. Notes to Financial Statements
April 30, 2007 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts and premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discount, if any, is accreted daily to taxable income.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions—Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital.

(e) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities, equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Custody Credits Earned on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager and Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly at the annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred stock that may be outstanding.

During the period covered by this report, the Investment Manager appointed Pacific Investment Management Company LLC, (“PIMCO” or the “Sub-Adviser”) to replace Oppenheimer Capital LLC as the Fund’s sub-adviser. PIMCO was appointed to manage the Fund’s investments effective December 1, 2006. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all of the Fund’s investment decisions. For its services, pursuant to a Portfolio Management Agreement, the Investment Manager, and not the Fund, pays the Sub-Adviser a monthly fee based upon the Fund’s average daily net assets inclusive of net assets attributable to any preferred stock that may be outstanding.

3. Investments in Securities

For the six months ended April 30, 2007, purchases and sales of investments, other than short-term securities, were $32,143,843 and $20,132,622, respectively.

| 4.30.07 | PIMCO Municipal Advantage Fund Semi-Annual Report 13

PIMCO Municipal Advantage Fund Inc. Notes to Financial Statements
April 30, 2007 (unaudited)

4. Income Tax Information

The cost basis of portfolio securities for federal income tax purposes is $163,521,895. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $5,460,908; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $78,650; net unrealized appreciation for federal income tax purposes is $5,382,258.

5. Auction Rate Preferred Stock

The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 3.55% to 4.33% during the six months ended April 30, 2007 and was 3.85% at April 30, 2007.

The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6. Subsequent Common Dividend Declarations

On May 1, 2007, a dividend of $0.04 per share was declared to common shareholders payable June 1, 2007 to shareholders of record on May 11, 2007.

On June 1, 2007, a dividend of $0.04 per share was declared to common shareholders payable July 2, 2007 to shareholders of record on June 11, 2007.

On June 13, 2007, the Fund’s Board of Directors announced an increase to the Fund’s monthly per share common dividend from $0.04 per common share to $0.045 per common share, effective with the July 1, 2007 dividend declaration.

7. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (including Allianz Global Investors Distributors LLC, PEA Capital LLC and Allianz Global), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

14 PIMCO Municipal Advantage Fund Semi-Annual Report | 4.30.07 |

PIMCO Municipal Advantage Fund Inc. Financial Highlights
For a share of common stock outstanding throughout each period:
	Six Months
	ended
	April 30, 2007		Year ended October 31,
	(unaudited)		2006	2005	2004	2003	2002
Net asset value,
beginning of period	$14.69		$14.39	$15.10	$14.93	$14.84	$14.82
Income (Loss) from
Investment Operations:
Net investment income	0.42		0.81	0.85	0.88	0.91	0.99
Net realized and unrealized
gain (loss) on investments and
futures contracts	(0.13)		0.33	(0.46)	0.26	0.15	(0.03)
Total from investment
operations	0.29		1.14	0.39	1.14	1.06	0.96
Dividends and Distributions
on Preferred Stock from:
Net investment income	(0.14)		(0.25)	(0.15)	(0.10)	(0.08)	(0.11)
Net realized gains	—		(0.01)	(0.03)	(0.00)†	—	—
Total dividends and distributions
to preferred shareholders	(0.14)		(0.26)	(0.18)	(0.10)	(0.08)	(0.11)
Net increase in net assets
applicable to common
shares resulting from
investment operations	0.15		0.88	0.21	1.04	0.98	0.85
Dividends and Distributions
to Common Shareholders from:
Net investment income	(0.24)		(0.56)	(0.68)	(0.82)	(0.89)	(0.83)
Net realized gains	—		(0.02)	(0.24)	(0.05)	—	—
Total dividends and distributions
to common shareholders	(0.24)		(0.58)	(0.92)	(0.87)	(0.89)	(0.83)
Net asset value, end of period	$14.60		$14.69	$14.39	$15.10	$14.93	$14.84
Market price, end of period	$13.73		$13.11	$12.37	$13.29	$13.57	$13.04
Total Investment Return (1)	6.59%		11.0%	(0.1)%	4.4%	11.0%	6.4%
RATIOS/SUPPLEMENTAL DATA
Net assets applicable to common
shareholders, end of period (000’s)	$105,943		$106,576	$104,395	$109,552	$108,315	$107,673
Ratio of expenses to
average net assets (2)(3)	1.36	%(4)	1.45%	1.34%	1.30%	1.35%	1.38%
Ratio of net investment income
to average net assets (2)	5.74	%(4)	5.64%	5.73%	5.89%	6.09%	6.83%
Asset coverage per share
of preferred stock	$155,780		$146,878	$144,857	$149,534	$148,442	$147,846
Portfolio turnover	13%		32%	26%	82%	23%	37%

†	Less than $0.005 per common share.

(1)

Total investment return is calculated assuming a purchase of shares of common stock at the current market price on the first day of each year and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common shares and preferred stock relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(f) in Notes to Financial Statements)

(4)	Annualized.

See accompanying Notes to Financial Statements | 4.30.07 | PIMCO Municipal Advantage Fund Semi-Annual Report 15

PIMCO Municipal Advantage Fund, Inc. Shareholder Meetings Results
April 30, 2007 (unaudited)

The Fund held shareholder meetings on January 30, 2007 and March 15, 2007. Common and/or Preferred shareholders voted to elect/re-elect Directors (January 30, 2007 meeting) and approve PIMCO as sub-adviser (March 15, 2007 meeting) to the Fund, as indicated below:

		Withheld
	Affirmative	Authority
Class I Directors:
Re-election of Robert E. Connor* to serve until 2010	922	—
Re-election of Hans W. Kertess to serve until 2010	5,295,187	1,375,693
Election of William B. Ogden IV to serve until 2010	5,294,381	1,376,499
Class II Director:
Election of John C. Maney* to serve until 2008	922	—
Portfolio Managment Agreement with PIMCO:	4,284,998	118,302

Messrs. Paul Belica, John J. Dalessandro II and R. Peter Sullivan III continue to serve as Directors of the Fund.

* Preferred Shares Director

Corporate Changes:
On December 12, 2006, the Fund’s Board of Directors appointed Hans W. Kertess as Chairman of the Board of Directors, effective January 1, 2007.

On March 15, 2007 the Board announced that the Fund’s name has been officially changed from Municipal Advantage Fund Inc. to PIMCO Municipal Advantage Fund Inc. The name change became effective on April 2, 2007.

16 PIMCO Municipal Advantage Fund Semi-Annual Report | 4.30.07 |

PIMCO Municipal Advantage Fund, Inc.	Matters Relating to the Directors’
Consideration of the Portfolio
Management Agreement (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Directors (the”Directors”) and a majority of the non-interested (“Independent”) Directors, voting separately, approve the Fund's Management Agreement (the “Advisory Agreement”) with the Investment Manager and the Portfolio Management Agreement (the “Sub-Advisory Agreement”) between the Investment Manager and the Sub-Adviser. The Directors had approved the Advisory Agreement at a meeting held on June 20 and 21, 2006 (the “contract review meeting”). The Directors met telephonically on November 21, 2006 and approved an Interim Portfolio Management Agreement appointing Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) as the Sub-Adviser for a period of 150 days starting from December 1, 2006 to replace Oppenheimer Capital LLC (“OpCap”), the Fund's previous sub-adviser. The Directors met on December 12 and 13, 2006 for the specific purpose of considering whether to approve the Sub-Advisory Agreement with PIMCO. The Independent Directors were assisted in their evaluation of the Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Directors, including a majority of the Independent Directors, concluded that the Fund’s Sub-Advisory Agreement should be approved for an interim period until April 30, 2007 and submitted for stockholder approval at a meeting of the stockholders, which was held on March 15, 2007.

In connection with their deliberations regarding the approval of the Sub-Advisory Agreement, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various services to be performed by the Sub-Adviser under the Sub-Advisory Agreement.

In connection with their contract review meeting, the Directors received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Analytical Services Inc. (“Lipper Inc.”) on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives identified by Lipper Inc., (ii) information provided by Lipper Inc. on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) descriptions of various functions performed by the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing portfolio management and other services to the Fund.

The Directors’ conclusions as to the approval of the Sub-Advisory Agreement were based on a comprehensive consideration of all information provided to the Directors and not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Among other things, the Trustees took into account their familiarity with, and their ongoing periodic reviews of PIMCO as sub-adviser to other closed-end municipal bond funds overseen by the same Board.

As part of their review, the Directors examined the Sub-Adviser’s abilities to provide high quality portfolio management and other services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; and conditions that might affect the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Sub-Advisory Agreement, including the organization’s business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Sub-Advisory Agreement.

| 4.30.07 | PIMCO Municipal Advantage Fund Semi-Annual Report 17

PIMCO Municipal Advantage Fund, Inc.	Matters Relating to the Directors’
Consideration of the Portfolio
Management Agreement
(unaudited) (continued)

Based on information provided by Lipper Inc., the Directors also reviewed the Fund’s total return investment performance; as well as the performance of comparable funds identified by Lipper Inc. The Directors noted that, under the management of its prior sub-adviser, the Fund had underperformed its peer median and average group for the one-year, three-year, five-year and ten-year periods ended October 31, 2006.

In assessing the reasonableness of the Fund’s fees under the Sub-Advisory Agreement, the Directors considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc.

The Directors noted that while the advisory fee would not change upon appointment of PIMCO, the fee paid by the Investment Manager to the Sub-Adviser would increase to 0.45% of the Fund’s average daily net assets, following stockholder approval, as opposed to 0.36% paid by the Investment Manager to OpCap under the previous portfolio management agreement. The Directors also noted that the 0.45% fee paid by the Investment Manager to the Sub-Adviser was still lower than the fee paid by the Investment Manager to the Sub-Adviser for other closed-end municipal bond funds.

In light of the foregoing and the fact that the fees payable to the Fund would not be affected by the amounts charged under the Sub-Advisory Agreement, the Trustees were satisfied with the comparative positioning of the Fund with respect to advisory fees.

The Directors also took into account that, as a closed-end investment management company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Sub-Advisory Agreement.

Additionally, the Directors considered so-called “fall-out benefits” to the Sub-Adviser, such as reputational value derived from serving as Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Directors concluded, within the context of their overall conclusions regarding the Sub-Advisory Agreement, that the fees payable represent reasonable compensation in light of the nature and quality of the services being provided by the Sub-Adviser to the Fund.

18 PIMCO Municipal Advantage Fund Semi-Annual Report | 4.30.07 |

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Directors and Principal Officers
Hans W. Kertess	Brian S. Shlissel
Director, Chairman of the Board of Directors	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Director	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Director	Vice President, Secretary & Chief Legal Officer
John J. Dalessandro II	Scott Whisten
Director	Assistant Treasurer
John C. Maney	Youse E. Guia
Director	Chief Compliance Officer
William B. Ogden, IV	Kathleen A. Chapman
Director	Assistant Secretary
R. Peter Sullivan III	William V. Healey
Director	Assistant Secretary
Richard H. Kirk
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

On February 12, 2007, the Fund’s submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

TOTAL NUMBER
			OF SHARES PURCHASED	MAXIMUM NUMBER OF
	TOTAL NUMBER	AVERAGE	AS PART OF PUBLICLY	SHARES THAT MAY YET BE
	OF SHARES	PRICE PAID	ANNOUNCED PLANS OR	PURCHASED UNDER THE PLANS
PERIOD	PURCHASED	PER SHARE	PROGRAMS	OR PROGRAMS

November 2006	N/A	N/A	N/A	N/A
December 2006	N/A	N/A	N/A	N/A
January 2007	N/A	N/A	N/A	N/A
February 2007	N/A	N/A	N/A	N/A
March 2007	N/A	N/A	N/A	N/A
April 2007	N/A	N/A	N/A	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant's President and Chief Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There have been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that materially, affected, or is reasonably likely to affect, the Registrant's control over financial reporting.

ITEM 12. EXHIBITS

(a) (1)	Exhibit 99.302 CERT - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Municipal Advantage Fund Inc.

By /s/ Brian S. Shlissel
------------------------
 Brian S. Shlissel, President & Chief Executive Officer

Date: July 9, 2007

By /s/ Lawrence G. Altadonna
----------------------------
 Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: July 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
------------------------
 Brian S. Shlissel, President & Chief Executive Officer

Date: July 9, 2007

By /s/ Lawrence G. Altadonna
----------------------------
 Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: July 9, 2007